Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
(24)	Subsequent Events

As part of the Company’s participation in the Treasury’s Capital Purchase Program, we issued a Warrant to the Treasury on December 12, 2008. The Warrant allowed the holder to purchase 243,816 shares of the Company’s common stock at $11.32 per share. The Warrant was immediately exercisable and had a ten year maturity. The total number of shares and strike price of the Warrant were adjusted to 253,667 shares at $10.88 as a result of 2% stock dividends paid in 2010 and 2011. On January 16, 2013, the Company repurchased the Warrant from the Treasury for $256,257.

On February 12, 2013, the Company announced the acquisition of Sumner Bank & Trust (“Sumner”) in Gallatin, Tennessee for approximately $14.3 million in cash, or $10.04 per share. At December 31, 2012, Sumner had assets of $184.0 million, deposits of $157.6 million and loans outstanding of $121.6 million. Sumner has two full service banking locations in Gallatin, Tennessee and one full service location in Hendersonville, Tennessee. Sumner has three loan production offices in the Tennessee communities of Franklin and Lebanon in middle Tennessee and Jackson in west Tennessee. The acquisition of Sumner will provide us with greater access to the Nashville, Tennessee market as well as an entry into the west Tennessee market. The Sumner acquisition is subject to approval by shareholders of Sumner Bank and Trust and regulatory approval and is expected to close in the third quarter of 2013.